LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                       COMMUNITY CARE OF AMERICA, INC.
                      PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 7, 1997
                                      BY

                          IHS ACQUISITION XXVI, INC.
                         A WHOLLY OWNED SUBSIDIARY OF
                       INTEGRATED HEALTH SERVICES, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, SEPTEMBER 4, 1997, UNLESS THE OFFER IS EXTENDED (SUCH
          DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE").

                       THE DEPOSITARY FOR THE OFFER IS:
                                CITIBANK, N.A.


              By Mail:                    By Overnight Courier Delivery:               By Hand:
           Citibank, N.A.                         Citibank, N.A.                    Citibank, N.A.
c/o Citicorp Data Distribution, Inc.   c/o Citicorp Data Distribution, Inc.     Corporate Trust Window
           P.O. Box 7072                         404 Sette Drive              111 Wall Street, 5th Floor
     Paramus, New Jersey 07653              Paramus, New Jersey 07653          New York, New York 10043
                                       Facsimile for Eligible Institutions:
                                                  (201) 262-3240
                                           Facsimile Confirmation Only:
                                                  (800) 422-2077



     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of Community Care of America, Inc., either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of Citibank, N.A., as Depositary (the "Depositary"), at the Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "THE OFFER--Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase (as defined below). Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Holders of Shares whose certificates for such Shares are not immediately available or who cannot deliver such Share certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth under "THE OFFER -- Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase. See Instruction 2.


                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered
Holder(s) (Please fill in, if blank, exactly as   Share Certificate(s) and Share(s) Tendered
    name(s) appear(s) on certificate(s))          (Attach additional schedule, if necessary)
--------------------------------------------------------------------------------------------------
                                                                 Total Number
                                                 Share           of Shares          Number of
                                                 Certificate     Represented By     Shares
                                                 Number(s)*      Certificate(s)*    Tendered**
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                 Total Shares:
                                                 -------------------------------------------------

----------

*    Need not be completed by Book-Entry Stockholders.

**   Unless  otherwise   indicated,   all  Shares  represented  by  certificates
     delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution

     ---------------------------------------------------------------------------

     Check box of Book-Entry Transfer Facility and provide Account Number and Transaction Code Number:

     [ ]  The Depository Trust Company

     [ ]  The Philadelphia Depository Trust Company

     Account Number                     Transaction Code Number
                    -------------------                         ----------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Record Holder(s):

     ---------------------------------------------------------------------------
     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution that Guaranteed Delivery:
                                                  ------------------------------


     If delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility and provide Account Number and Transaction Code Number:

     [ ]  The Depository Trust Company

     [ ]  The Philadelphia Depository Trust Company

     Account Number                     Transaction Code Number
                    -------------------                         ----------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned hereby tenders to IHS Acquisition XXVI, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Integrated Health Services, Inc., a Delaware corporation (the "Parent"), the above-described shares of Common Stock, par value $.0025 per share (the "Shares"), of Community Care of America, Inc., a Delaware corporation (the "Company"), at a purchase price of $4.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 7, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after the date hereof and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser or nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver certificates representing such Shares (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer and authenticity, to the Depositary for the account of the Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints designees of the Purchaser as such stockholder's attorney-in-fact and proxy, with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by such stockholder with respect to such Shares (and such other Shares and securities) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of the Purchaser will, with respect to the Shares (and such other Shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares the Purchaser must be able to exercise full voting rights, including rights in respect of acting by written consent, with respect to such Shares.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distribution) tendered hereby and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after October 6, 1997. See "THE OFFER--Withdrawal Rights" in the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase under "THE OFFER--Procedure for Accepting the Offer and Tendering Shares" and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the record holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any certificate(s)  for  Shares  not  tendered  or not  accepted  for  payment  (and accompanying documents, as appropriate) to the address(es) of the record holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the record holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

   SPECIAL PAYMENT INSTRUCTIONS (SEE       SPECIAL DELIVERY INSTRUCTIONS (SEE
      INSTRUCTIONS 1, 5, 6 AND 7)            INSTRUCTIONS 1, 4, 5, 6 AND 7)

To be completed ONLY if  certificate(s)  To be completed ONLY if  certificate(s)
for Shares not tendered or not accepted  for Shares not tendered or not accepted for  payment  and/or  the check for the  for  payment  and/or  the check for the purchase  price of Shares  accepted for  purchase  price of Shares  accepted for payment are to be issued in the name of  payment are to be sent to someone other
someone other than the  undersigned  or  than   the   undersigned   or  to   the
if  Shares   tendered   by   book-entry  undersigned  at an  address  other than
transfer  which  are not  accepted  for  that shown above.
payment are to be returned by credit to
an account  maintained  at a Book-Entry  Mail: [ ] check [ ] certificates to:
Transfer   Facility   other   than  the
account indicated above.                 Name___________________________________
                                                                  (Please Print)
Issue: [ ] check [ ] certificates to:
                                         Address________________________________
Name___________________________________
                         (Please Print)  _______________________________________
                                                              (Include Zip Code)
Address________________________________
                                         _______________________________________
_______________________________________      (TAX ID OR SOCIAL SECURITY NO.)
                     (Include Zip Code)

_______________________________________
    (TAX ID OR SOCIAL SECURITY NO.)
  (ALSO COMPLETE SUBSTITUTE FORM W-9)
                                                (SEE SUBSTITUTE FORM W-9)
[ ]   Credit    Shares    tendered   by
book-entry   transfer   that   are  not
accepted for payment to (check one):

        [ ] DTC         [ ] PDTC

_______________________________________
       (DTC OR PDTC Account No.)


________________________________________________________________________________
                                    SIGN HERE
                       (AND COMPLETE SUBSTITUTE FORM W-9)
________________________________________________________________________________


________________________________________________________________________________

                         (Signature(s) of Holder(s))


Dated:______________________________, 1997


(Must be signed by record holder(s) exactly as name(s) appear(s) on certificates representing the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).


Name(s):________________________________________________________________________

________________________________________________________________________________
                               (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone No.:____________________________________________________

Tax Identification or Social Security Number:___________________________________

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)


Authorized Signature____________________________________________________________

Name____________________________________________________________________________

Name of Firm____________________________________________________________________
                                 (Please Print)

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number__________________________________________________

Dated _____________________________________________, 1997

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     To complete the Letter of Transmittal, you must do the following:

     --   Fill in the box entitled "Description of Shares Tendered."

     --   Sign and date the  Letter of  Transmittal  in the box  entitled  "Sign
          Here."

     --   Fill in and sign in the box entitled "Substitute Form W-9."

     In completing the Letter of Transmittal, you may (but are not required to) also do the following:

     --   If you want the payment for any Shares purchased issued in the name of
          another   person,   complete   the  box  entitled   "Special   Payment
          Instructions."

     -- If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

     -- If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

     If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the record holder(s) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. REQUIREMENTS OF TRANSFER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "THE OFFER--Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Certificates evidencing physically tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Share certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share certificates are not immediately available or who cannot deliver their Share certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth under "THE OFFER -- Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) certificates representing the Shares (or a Book-Entry Confirmation), in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery. A "NASDAQ Trading Day" is any day on which The Nasdaq Stock Market, Inc.'s National Market is open for business.

     The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participants in the Book-Entry Transfer Facility tendering the Shares that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES REPRESENTING THE SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to Book-Entry Stockholders) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificates for the Shares that were evidenced by your old certificates but were not tendered by you will be sent to you, unless otherwise provided in the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the record holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the record holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the record holder(s), in which case the certificates for Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appear(s) on such Share certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the record holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the record holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

     Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered" in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A stockholder delivering Shares tendered hereby by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

     8. WAIVER OF CONDITIONS. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than the Minimum Condition (as defined in the Offer to Purchase)) may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


     10. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

_____________________________________________________________________________________________________________

                         PAYER'S NAME: CITIBANK, N.A.

_____________________________________________________________________________________________________________


SUBSTITUTE                  Part       1 -- PLEASE  PROVIDE YOUR TIN IN THE BOX      Social Security Number
                                       AT RIGHT  AND  CERTIFY  BY  SIGNING  AND            or Employer
                                       DATING BELOW.                                  Identification Number

                            Part       2 --  Certification  -- Under penalties of perjury,  I certify that:
FORM W-9                               (1)  The  number   shown  on  this  form  is  my  correct   taxpayer
                                       identification  number (or I am waiting for a number to be issued to
                                       me), and (2) I am not subject to backup withholding  because:  (a) I
Department of the Treasury             am exempt from backup  withholding,  or (b) I have not been notified
Internal Revenue Service               by the Internal  Revenue Service ("IRS") that I am subject to backup withholding  as a result of a  failure  to report  all  interest  or
Payer's Request for                    dividends,  or (c)  the  IRS has  notified  me  that I am no  longer
Taxpayer Identification                subject to backup withholding.
Number ("TIN")

                                        CERTIFICATION  INSTRUCTIONS  -- You must cross out item (2) above if you have been notified by the IRS that you are currently  subject to backup withholding  because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that
                                        you  were  subject  to  backup   withholding  you  received  another
                                        notification  from the IRS that you are no longer  subject to backup withholding, do not cross out such item (2).
_____________________________________________________________________________________________________________

    SIGN                                SIGNATURE:______________________________           Part 3
    HERE
                                        DATE:___________________________________          Awaiting TIN  [ ]


_____________________________________________________________________________________________________________





NOTE:     FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP  WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
          PURSUANT TO THE OFFER.  PLEASE  REVIEW THE  ENCLOSED  "GUIDELINES  FOR  CERTIFICATION  OF TAXPAYER
          IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9


                              CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER


   I certify  under  penalties  of perjury  that a taxpayer  identification  number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security  Administration  Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer  identification  number by the time of payment,  31% of all  reportable  cash  payments made to me will be withheld.

Signature ___________________________________________________

Date __________________________________________________, 1997

                     THE INFORMATION AGENT FOR THE OFFER IS:


                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                                 (212) 929-5500
                                       OR
                                 (800) 322-2885
                      THE DEALER MANAGER FOR THE OFFER IS:

                         SHATTUCK HAMMOND PARTNERS INC.

                                630 FIFTH AVENUE
                            NEW YORK, NEW YORK 10111
                                 (212) 314-0400